Exhibit 10.1

AMENDMENT NO. 1

TO

FOURTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

OF

JONES ENERGY HOLDINGS, LLC

This AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this “Amendment”) of JONES ENERGY HOLDINGS, LLC, a Delaware limited liability company (the “Company”), is entered into as of September 30, 2016 by and among the Managing Member and the Members executing a signature page hereto.  Capitalized terms used but not defined herein have the meanings assigned to such terms in that certain Fourth Amended and Restated Limited Liability Company Agreement, dated as of August 26, 2016, by and among the Company, the Managing Member and the other Members (as amended, the “LLC Agreement”).

RECITALS

WHEREAS, pursuant to Section 11.3 of the LLC Agreement, the LLC Agreement may be amended, modified, or waived only by the prior written consent of the Managing Member and Members holding a majority of the Common Units (other than those held by the Managing Member); and

WHEREAS, the Managing Member and the Members executing a signature page hereto, who represent Members holding all of the Common Units (other than those held by the Managing Member), desire to enter into this Amendment in order to amend certain provisions of the LLC Agreement related to the ability of the Company to make certain distributions to JEI, as more fully set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Managing Member and the Members hereby amend the LLC Agreement as follows:

1.1                               Amendments.

(a)                                 Section 4.1(a) of the LLC Agreement is hereby amended and restated in its entirety as follows:

“(a)                                       Prior to the time that any cash dividends have been declared and are to be paid by JEI in respect of the Series A Preferred Stock, the Company shall, or at any time that the Managing Member believes in good faith that cash dividends will be declared by the board of directors of JEI in respect of the Series A Preferred Stock, the Company may, make a cash distribution to JEI in respect of the Series A Preferred Units in an amount equal to the amount of cash dividends to be paid or anticipated to be paid by JEI in respect of the Series A Preferred Stock; provided, however, that, in each case, if the board of directors of JEI does not in fact declare a cash dividend in respect of the Series A Preferred Stock within a reasonable time period following such distribution by the Company, JEI shall re-contribute such amount to the Company. At any time that any dividends are to be paid in kind by JEI in respect of the Series A Preferred Stock through the issuance of shares of Class A Common Stock, the Company shall distribute/issue Common Units to JEI in respect of the Series A Preferred Units in a number equal to the number of shares of Class A Common Stock then being distributed by JEI in respect of the Series A Preferred Stock.”

(b)                                 Section 4.1(b) of the LLC Agreement is hereby amended and restated in its entirety as follows:

“(b)                                       After making or providing for any distributions under Section 3.1(c), Section 4.1(a) and Section 4.4, distributions to the holders of Common Units may be declared by the Managing Member out of funds legally available therefor in such amounts and on such terms (including the payment dates of such distributions) as the Managing Member shall determine using such record date as the Managing Member may designate. Such distributions shall be made to the holders of the Common Units as of the close of business on such record date on a pro rata basis (except that repurchases or redemptions made in accordance with Section 3.1(e), distributions made pursuant to Section 4.5, or payments made in accordance with Section 7.10 need not be on a pro rata basis), in accordance with the number of Common Units owned by each Member as of the close of business on such record date; provided, however, that the Managing Member shall have the obligation to make distributions as set forth in Section 3.1(e), Section 4.4, Section 4.5 and Section 7.10.”

(c)                                  A new Section 4.5 is added to the LLC Agreement, as follows:

“4.5   Permitted Payments.            Notwithstanding anything to the contrary in this Article IV, the Managing Member shall, subject to Applicable Law and any restrictions contained in any contract or agreement by which the Company is bound, cause the Company to make distributions to JEI to fund JEI for general and administrative expenses incurred by or on behalf of JEI. Any distributions to JEI under this Section 4.5 shall be treated as non-taxable reimbursements of expenses or as guaranteed payments under Section 707(c) of the Code (and shall not be treated as distributions under Section 731 of the Code) to JEI.”

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1.2                               Limited Effect.  Except as specified in this Amendment, all terms and conditions of the LLC Agreement shall continue in full force and effect.

1.3                               Miscellaneous.

(a)                                 Entire Agreement.  This Amendment, the LLC Agreement and the Transaction Documents, including all schedules and exhibits thereto, constitute the entire agreement of the Members with respect to the subject matter hereof and thereof, respectively, and may not be modified, amended or terminated except as set forth in the LLC Agreement.

(a)                                 Binding Nature; Successors and Assigns.  All covenants and agreements contained in this Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective Successors in Interest; provided that no Person claiming by, through or under a Member (whether as such Member’s Successor in Interest or otherwise), as distinct from such Member itself, shall have any rights as, or in respect to, a Member (including the right to approve or vote on any matter or to notice thereof).

(b)                                 Section Headings.  The section headings contained in this Amendment are for reference purposes only and shall not affect the meaning or interpretation of this Amendment.

(a)                                 Choice of Law; Dispute Resolution.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Any dispute relating hereto shall be heard in the state or federal courts of Delaware, and the Members agree to jurisdiction and venue therein.

(b)                                 Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

(a)                                 Severability.  Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Amendment shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

[Signature pages follow.]

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IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Amendment as of the date first written above.

JONES ENERGY DRILLING FUND, LP

By:	Jones Energy Management, LLC, its General Partner

By:	/s/ Jonny Jones
Jonny Jones
Manager

JONES ENERGY EQUITY PARTNERS, LP

By:	Jones Energy Management, LLC, its General Partner

By:	/s/ Jonny Jones
Jonny Jones
Manager

JONES ENERGY EQUITY PARTNERS II, LP

By:	Jones Energy Management, LLC, its General Partner

By:	/s/ Jonny Jones
Jonny Jones
Manager

JONES ENERGY TEAM 3, LP

By: JET 3 GP, LLC
Its: General Partner

By: Jon Rex Jones Jr. Trust V
Its: Managing Member

By:	/s/ Jonny Jones
Jonny Jones
Trustee

Signature Page to

Amendment No. 1 to Fourth Amended and Restated Limited Liability Company Agreement of

Jones Energy Holdings, LLC

JONES ENERGY, INC.

By:	/s/ Jonny Jones
Jonny Jones
Chief Executive Officer

Signature Page to

Amendment No. 1 to Fourth Amended and Restated Limited Liability Company Agreement of

Jones Energy Holdings, LLC

MCP (C) II JONES INTERMEDIATE LLC

By: Metalmark Capital Partners II GP, L.P.
Its: General Partner

By: Metalmark Capital Holdings LLC
Its: General Partner

By:	/s/ Gregory D. Myers
Name: Gregory D. Myers
Title: Managing Director

MCP II CO-INVESTMENT JONES INTERMEDIATE LLC

By:	/s/ Gregory D. Myers
Name: Gregory D. Myers
Title: Managing Director

MCP II JONES INTERMEDIATE LLC

By:	/s/ Gregory D. Myers
Name: Gregory D. Myers
Title: Managing Director

MCP II (TE) AIF JONES INTERMEDIATE LLC

By:	/s/ Gregory D. Myers
Name: Gregory D. Myers
Title: Managing Director

MCP II (CAYMAN) AIF JONES INTERMEDIATE LLC

By:	/s/ Gregory D. Myers
Name: Gregory D. Myers
Title: Managing Director

MCP II EXECUTIVE FUND JONES INTERMEDIATE LLC

By:	/s/ Gregory D. Myers
Name: Gregory D. Myers
Title: Managing Director

Signature Page to

Amendment No. 1 to Fourth Amended and Restated Limited Liability Company Agreement of

Jones Energy Holdings, LLC